Discovery, Inc. Announces Future Leadership Team for Warner Bros. Discovery NEW YORK – April 7, 2022 – Discovery, Inc. (Nasdaq: DISCA, DISCB, DISCK) today announced the future executive leadership team for Warner Bros. Discovery, Inc., ahead of the close of the company’s transaction to combine its leading non-fiction and international entertainment and sports businesses with WarnerMedia’s premium entertainment, sports and news assets. The new leadership team draws on a diverse set of leaders from both organizations, provides continuity and creates a flatter organizational structure to drive creativity, accountability and collaboration. David Zaslav, the future CEO of Warner Bros. Discovery, commented: “We are so excited to bring the heritage and legacies of these two great companies together by creating Warner Bros. Discovery, and I am proud that our new executive management team blends world-class leaders from both organizations as we take our first step toward one single cohesive, collaborative culture. Today’s announcement combines a strong team of professional managers in a simpler organizational structure, with fewer layers, more accountability and a singular strategic focus as a global pure-play content company. I look forward to rolling up my sleeves with this team so that, together, we can write this next exciting chapter. These accomplished leaders will create a place where creatives, talent and all of our people in every corner of the globe can do their best work and inspire audiences everywhere with the magic, joy and wonder of world-class storytelling, news and sports.” Following are the future leaders of Warner Bros. Discovery, with additional appointments and further details to follow in the coming weeks and months. The below executives will report to the CEO unless otherwise indicated. ● Adria Alpert Romm will serve as Chief People and Culture Officer, having held the same role at Discovery, Inc. ● Casey Bloys continues as Chief Content Officer of HBO & HBO Max. ● Bruce Campbell will assume the new role of Chief Revenue and Strategy Officer, with responsibility for US advertising sales, distribution revenue and content licensing; global corporate development and strategy; global streaming platform agreements; and the company’s legal affairs. He previously served as Discovery’s Chief Development, Distribution and Legal Officer. ● Channing Dungey continues as Chairman of Warner Bros. Television Group. ● Toby Emmerich continues as Chairman, Warner Bros. Pictures Group, with responsibility for Warner Bros. Pictures, New Line Cinema, DC-based films and Warner Bros. Feature Animation.

● Kathleen Finch will assume a newly created role of Chairman and Chief Content Officer, US Networks Group, a new, consolidated organization comprising the company’s more than 40 US Networks. Nancy Daniels, Chief Content Officer, Discovery Factual Networks, will report to Finch, as will Brett Weitz, General Manager, TBS, TNT and truTV, and Tom Ascheim, President, Warner Bros. Global Kids, Young Adults and Classics, on the network side of his responsibilities. Finch will retain oversight for the Discovery Lifestyle Networks. ● David Leavy will be Chief Corporate Affairs Officer, overseeing key business functions and groups, including corporate relations, global government relations and public policy, corporate marketing, global communications, corporate research, events and social responsibility. ● Chris Licht will serve as Chairman & CEO of CNN Global, as previously announced. ● Lori Locke will serve as Chief Accounting Officer, a position she held at Discovery. Locke will report to CFO Gunnar Wiedenfels, whose role was previously announced. ● JB Perrette, formerly President and CEO, Discovery Streaming and International, will assume the role of CEO and President, Warner Bros. Discovery Global Streaming and Interactive Entertainment, with responsibility for HBO Max and discovery+, as well as all direct-to-consumer and gaming around the world. David Haddad, President Warner Bros. Games, will report to Perrette. ● Savalle Sims will continue as General Counsel, a position she held at Discovery, reporting to Campbell. ● Gunnar Wiedenfels will continue as Chief Financial Officer, as previously announced. In addition to overseeing finance, he will have oversight of the Company’s global enterprise technical operations as well as real estate and facilities. ● Gerhard Zeiler will serve as President, International, with responsibility for the Company’s businesses across more than 200+ countries and territories. He has held the same role for WarnerMedia, and now adds responsibility for Discovery’s significant international footprint. With respect to direct-to-consumer and international content distribution strategy, Zeiler and his team will have a dotted line to Perrette. The Company will name a new Chief Diversity, Equity and Inclusion Officer at a later date. The role will report jointly to the CEO, and Chief People and Culture Officer. The Company is also actively searching to fill the role of Chair and CEO for Warner Bros. Discovery Sports, reporting to the CEO. Lenny Daniels, President, Turner Sports and Patrick Crumb, President, Regional Sports Networks, will report into this position.

### About Discovery, Inc. Discovery, Inc. (Nasdaq: DISCA, DISCB, DISCK) is a global leader in real life entertainment, serving a passionate audience of superfans around the world with content that inspires, informs and entertains. Discovery delivers over 8,000 hours of original programming each year and has category leadership across deeply loved content genres around the world. Available in 220 countries and territories and nearly 50 languages, Discovery is a platform innovator, reaching viewers on all screens, including TV Everywhere products such as the GO portfolio of apps; direct-to-consumer streaming services such as discovery+, Food Network Kitchen and MotorTrend OnDemand; digital-first and social content from Group Nine Media; a landmark natural history and factual content partnership with the BBC; and a strategic alliance with PGA TOUR to create the international home of golf. Discovery’s portfolio of premium brands includes Discovery Channel, HGTV, Food Network, TLC, Investigation Discovery, Travel Channel, MotorTrend, Animal Planet, Science Channel, and the multi-platform JV with Chip and Joanna Gaines, Magnolia Network, as well as OWN: Oprah Winfrey Network in the U.S., Discovery Kids in Latin America, and Eurosport, the leading provider of locally relevant, premium sports and Home of the Olympic Games across Europe. For more information, please visit corporate.discovery.com and follow @DiscoveryIncTV across social platforms. Contact Discovery, Inc. Corporate Communications Nathaniel Brown nathaniel_brown@discovery.com Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between AT&T, Spinco, and Discovery constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, the combined Spinco and Discovery company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T and Discovery and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; risks and costs related to the implementation of the separation of Spinco, including timing anticipated to complete the separation, any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of Discovery and Spinco being more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of AT&T and Discovery and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the proposed merger; failure to realize the benefits expected from the proposed merger; effects of the announcement, pendency or completion of the proposed merger on the ability of

AT&T, Spinco or Discovery to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with the foregoing factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the registration statement on Form S-4, as amended, filed by Discovery with the Securities and Exchange Commission (“SEC”), which includes a preliminary proxy statement/prospectus, the proxy statement/prospectus filed by Discovery with the SEC and first mailed to Discovery stockholders on February 10, 2022, the information statement/prospectus filed by Discovery with the SEC on March 28, 2022, the registration statement on Form 10 filed by Spinco with the SEC, which includes a preliminary information statement, and the information statement made available to AT&T’s stockholders in connection with the proposed transaction. Discussions of additional risks and uncertainties are contained in AT&T’s and Discovery’s filings with the SEC. Neither AT&T nor Discovery is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Additional Information and Where to Find It In connection with the proposed transaction, Discovery filed a registration statement on Form S- 4 with the SEC containing a preliminary prospectus of Discovery that also constitutes a preliminary proxy statement of Discovery. The Form S-4 was declared effective February 10, 2022, the proxy statement/prospectus was first mailed to Discovery stockholders on February 10, 2022 and the information statement/prospectus was filed by Discovery with the SEC on March 28, 2022. In addition, Spinco filed a registration statement on Form 10 with the SEC containing a preliminary information statement. The Form 10 was declared effective March 28, 2022 and the information statement was made available to AT&T stockholders on March 28, 2022. This communication is not a substitute for the registration statements, proxy statement/prospectus, information statement or any other document which AT&T, Spinco or Discovery may file with the SEC. STOCKHOLDERS OF AT&T AND DISCOVERY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENTS, THE PROXY STATEMENT/PROSPECTUS AND THE INFORMATION STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain copies of the proxy statement/prospectus as well as other filings containing information about AT&T, Spinco and Discovery, without charge, at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by AT&T or Spinco will be made available free of charge on AT&T’s investor relations website at https://investors.att.com. Copies of documents filed with the SEC by Discovery will be made available free of charge on Discovery’s investor relations website at https://ir.corporate.discovery.com/investor-relations. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.